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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement File No. 333-73161.





                                               /s/ ARTHUR ANDERSEN LLP


Cincinnati, Ohio,
May 10, 2002